UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 11, 2003

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

300 Phillipi Road, P.O. Box 28512, Columbus, Ohio	43228-5311
(Address of principal executive office)	(Zip Code)

(614) 278-6800
(Registrant’s telephone number, including area code)

Item 1.	Changes in Control of Registrant	Not applicable

Item 2.	Acquisition or Disposition of Assets	Not applicable

Item 3.	Bankruptcy or Receivership	Not applicable

Item 4.	Changes in Registrant’s Certifying Accountant	Not applicable

Item 5.	Other Events and Regulation FD Disclosure.

Below is a revised Summary Compensation Table for inclusion in the Company’s Definitive Proxy Statement filed with the Commission on April 8, 2003. The revised Summary Compensation Table corrects two inadvertent errors relating to Messrs. Naylor and Waite’s 2002 Salary. Specifically, Mr. Naylor’s 2002 Salary should have been stated as $408,077 rather than $390,731. Similarly, Mr. Waite’s 2002 Salary should have been stated as $372,115 rather than $356,250. The corrections have been made on the Table below.

SUMMARY COMPENSATION TABLE

The following Summary Compensation Table sets forth the individual compensation paid to the Company’s Chief Executive Officer and each of the four other most highly compensated executive officers for services in all capacities to the Company for fiscal years 2002, 2001 and 2000.

	ANNUAL COMPENSATION				LONG-TERM COMPENSATION

					AWARDS		PAYOUTS

					RESTRICTED		LONG-TERM
					STOCK	STOCK	INCENTIVE	ALL OTHER
	FISCAL	SALARY	BONUS	OTHER	AWARDS	OPTIONS	PAYOUTS	COMPENSATION
NAME AND POSITION	YEAR	($)	($)	($)(a)	($)	(#)(b)	($)	($)(c)(d)

Michael J. Potter,	2002	700,000	1,400,000	—	—	325,000	—	13,425
Chairman of the Board,	2001	696,154	0	—	—	300,000	—	10,535
Chief Executive Officer,	2000	564,423	325,000	—	—	300,000	—	9,238
and President

Albert J. Bell,	2002	675,000	1,350,000	—	—	275,000	—	14,598
Vice Chairman of the Board	2001	671,154	0	—	—	300,000	—	11,428
and Chief Administrative	2000	550,000	312,500	—	—	300,000	—	9,720
Officer

Jeffrey G. Naylor,	2002	408,077	492,000	—	—	50,000	—	6,731
Senior Vice President and	2001	146,154	240,000	—	—	150,000	—	0
Chief Financial Officer (e)	2000	—	—	—	—	—	—	—

Brad A. Waite,	2002	372,115	450,000	—	—	75,000	—	17,569
Executive Vice President,	2001	357,692	0	—	—	100,000	—	13,544
Human Resources and	2000	312,548	99,000	—	—	100,000	—	11,196
Loss Prevention

Kent Larsson,	2002	348,077	420,000	—	—	50,000	—	35,640
Executive Vice President,	2001	339,231	0	—	—	75,000	—	27,132
Marketing	2000	329,423	99,000	—	—	50,000	—	21,174

(a)	Exclusive of the value of perquisites or other personal benefits because they do not exceed the lesser of $50,000 or 10% of total annual salary and bonus for the named executive officer.

(b)	Non-qualified options granted pursuant to the Big Lots, Inc. 1996 Performance Incentive Plan, as amended.

(c)	Company matching contribution to the Big Lots, Inc. Savings Plan (401K) and/or the Big Lots, Inc. Supplemental Savings Plan (Top Hat). The matching contribution for Messrs. Potter, Bell, Waite, and Larsson was $8,000 in fiscal 2002, and $6,800 in fiscal 2001 and fiscal 2000. The matching contribution for Mr. Naylor was $6,731 in fiscal 2002, and $0 in fiscal 2001 and fiscal 2000.

(d)	Accruals to the Big Lots, Inc. Supplemental Pension Plan for fiscal 2002 for Messrs. Potter, Bell, Naylor, Waite, and Larsson were $5,425, $6,598, $0, $9,569, and $27,640, respectively. Accruals for fiscal 2001 for Messrs. Potter, Bell, Naylor, Waite, and Larsson were $3,735, $4,628, $0, $6,744, and $20,332, respectively. Accruals for fiscal 2000 for Messrs. Potter, Bell, Naylor, Waite, and Larsson were $2,438, $2,920, $0, $4,396, and $14,374, respectively.

(e)	Mr. Naylor began his employment with the Company in September, 2001.

Item 6.	Resignations of Registrant’s Directors	Not applicable

Item 7.	Financial Statements and Exhibits	Not applicable

(a) None required

(b) None required

(c) None required

Item 8.	Change in Fiscal Year	Not applicable

Item 9.	Regulation FD Disclosure	Not applicable

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC

By: /s/ Jeffrey G. Naylor

Jeffrey G. Naylor
Senior Vice President &
Chief Financial Officer

Date: April 11, 2003